EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Second-Quarter Earnings;
$0.30 Normalized EPS;
Continuing Margin Growth

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Aug. 5, 2009)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the second quarter ended June 30, 2009.

Consolidated Results - Second Quarter
Total net revenue for the quarter ended June 30, 2009, was $468.9 million, up 4.0 percent compared to $450.9 million for the comparable period one year ago. On a normalized basis, income from continuing operations for the quarter ended June 30, 2009, was $13.4 million, compared to $11.0 million for the comparable 2008 period. Normalized diluted earnings per share from continuing operations for the quarter ended June 30, 2009, was $0.30 compared to $0.25 for the comparable period one year ago. The table below shows results of operations for the quarter ended June 30, 2009 and 2008, including certain normalized items that have been adjusted as discussed following the table.

	Actual Results
(Dollars in thousands)	Quarter Ended June 30,
	2009	2008

Revenue	$468,884	$450,933

Depreciation and amortization	11,153	9,782

Interest expense, net	12,465	13,643

Pre-tax income	18,334	21,078

Income tax expense	7,517	8,445

Income from continuing operations	10,817	12,633

Loss from discontinued operations	(721)	(2,948)

Net income	$10,096	$9,685

Diluted earnings per share	$0.23	$0.22

EBITDAR	$60,260	$63,037
Margin - EBITDAR	12.9%	14.0%
EBITDAR normalized	$64,560	$60,387
Margin - EBITDAR normalized	13.8%	13.4%

EBITDA	$41,992	$44,503
Margin - EBITDA	9.0%	9.9%
EBITDA normalized	$46,292	$41,853
Margin - EBITDA normalized	9.9%	9.3%

Pre-tax income continuing operations - normalized	$22,634	$18,428
Income tax expense - normalized	$9,280	$7,385

Income from continuing operations - normalized	$13,354	$11,043
Diluted earnings per share - normalized	$0.30	$0.25

Net income - normalized	$12,981	$7,873
Diluted earnings per share - normalized	$0.30	$0.18

Normalized results for the quarter ended June 30, 2009, include the pre-tax expense of $4.9 million to increase prior period self-insurance reserves ($0.6 million of which were related to discontinued operations). Normalized results for the quarter ended June 30, 2008, include pre-tax income of $3.0 million to decrease prior period self-insurance reserves ($0.4 million of which were related to discontinued operations).  Also during the 2009 quarter, we incurred non-recurring costs of $0.9 million associated with the implementation of a new clinical/billing platform and a labor management system but made no normalizing adjustments for these costs.

On a normalized basis, comparing the quarter ended June 30, 2009, to the same period in 2008:
•	revenue increased $18.0 million, or 4.0 percent;
•	EBITDAR increased $4.2 million, or 6.9 percent;
•	EBITDAR margin improved 40 basis points to 13.8 percent;
•	EBITDA increased $4.4 million, or 10.6 percent;
•	EBITDA margin improved 60 basis points to 9.9 percent; and
•	income from continuing operations increased by $2.3 million, or 20.9 percent.

Commenting on the results, Richard K. Matros, Sun’s chairman and chief executive officer, stated, “Both occupancy and skilled mix days were soft for the quarter, with skilled mix days lower on a year-over-year basis for the first time. The company experienced a precipitous drop in those numbers early in April and took some time to recover. We are encouraged by the fact that June was higher than May, contrary to normal trends. Skilled mix as a percent of revenues did show growth for the quarter. Cost controls were excellent for the quarter, enabling the company to meet expectations, despite a $1.5 million increase in the provision for losses on accounts receivable, to reflect the slow down in payment on certain of our receivables.”

Inpatient Business
For our core inpatient business, comparing the quarters ended June 30, 2009 and 2008, on a normalized basis:
•	revenue increased $16.9 million, or 4.2 percent, to $416.6 million from $399.7 million;
•	net segment EBITDAR increased $3.3 million, or 4.7 percent, to $74.3 million from $70.9 million;
•	net segment EBITDAR margin for 2009 was 17.8 percent compared to 17.7 percent in 2008;
•	net segment EBITDA increased $3.6 million, or 6.9 percent, to $56.3 million from $52.7 million;
•	net segment EBITDA margin for 2009 was 13.5 percent compared to 13.2 percent in 2008;
•	rehabilitation RUGS utilization increased 440 basis points to 88.5 percent as a percentage of total Medicare days; and
•	Rehabilitation Extensive Service (“REX”) days as a percentage of total Medicare days was 42.1 percent, up 300 basis points from the same period in 2008.

The revenue gain of $16.9 million in the quarter was primarily attributable to:
•
an $8.8 million increase in Medicaid revenue resulting from a $6.8 million rate improvement (partially offsetting this rate improvement was $2.2 million of provider tax costs, which are recorded as an expense), coupled with a $2.0 million impact from an increase in customer base;

•	a $4.4 million increase in Medicare revenue due principally to Medicare Part A rate growth and Part B volume growth;
•	a $3.3 million increase in hospice revenue due to a combination of internal growth and the full-quarter impact of our September 2008 hospice acquisition;
•	a $2.0 million increase in managed care/commercial insurance revenue due principally to rate growth; and
•	a ($1.6) million decrease in private and other revenue due principally to a decline in customer base.

Matros further stated, “We continue to have success in our strategy to provide care to higher-acuity patients, both as a result of our Rehab Recovery Suites® (“RRS”) as well as execution in the portfolio generally.  We currently have 51 centers with an RRS unit and we remain on target to have approximately 70 centers with an RRS unit by the end of 2009.  As noted above, our case mix continued to show growth, pushing skilled mix revenues up for the quarter. I would also note that while we are taking care of these higher-acuity patients, our clinical outcomes, including those measured by external survey agencies, are the best the company has ever experienced.”

Ancillary Businesses
For our ancillary businesses comparing the quarters ended June 30, 2009 and 2008:
•	revenue increased $4.7 million, or 7.0 percent, to $71.2 million from $66.5 million;
•	EBITDA increased $0.4 million, or 7.9 percent, to $5.8 million from $5.3 million; and
•	EBITDA margin for 2009 was 8.1 percent compared to 8.0 percent in 2008.

Conference Call
         Sun invites investors to listen to a conference call with Sun's senior management on Thursday, Aug. 6, 2009, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company's second-quarter earnings for 2009.

         To listen to the conference call, dial (877) 397-0250 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Aug. 6, 2009, until midnight Eastern on Sept. 5, 2009, by calling (888) 203-1112 and using access code 1409737.

About Sun Healthcare Group, Inc.
Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate healthcare centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe,”  "plan,” "estimate,” "expect,” "hope,”  "intend,” "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our healthcare centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness and refinance indebtedness on favorable terms; the impact of the current economic downturn on our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Forms 10-K and 10-K/A and Quarterly Reports on Form 10-Q and 10-QA, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2009	December 31, 2008
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$95,672	$92,153
Restricted cash	25,150	34,676
Accounts receivable, net	216,795	205,620
Prepaid expenses and other assets	23,141	21,456
Assets held for sale	959	3,654
Deferred tax assets	58,534	57,261

Total current assets	420,251	414,820

Property and equipment, net	611,403	603,645
Intangible assets, net	50,723	54,388
Goodwill	327,020	326,808
Restricted cash, non-current	3,308	3,303
Deferred tax assets	121,015	134,807
Other assets	5,068	5,563

Total assets	$1,538,788	$1,543,334

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$56,821	$62,000
Accrued compensation and benefits	61,031	60,660
Accrued self-insurance obligations, current	48,619	45,293
Other accrued liabilities	55,831	56,857
Current portion of long-term debt and capital lease obligations	8,260	17,865

Total current liabilities	230,562	242,675

Accrued self-insurance obligations, net of current portion	112,482	114,557
Long-term debt and capital lease obligations, net of current portion	696,022	707,976
Unfavorable lease obligations, net	14,092	15,514
Other long-term liabilities	59,045	58,903

Total liabilities	1,112,203	1,139,625

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of June 30, 2009 and December 31, 2008	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,720,116 and 43,544,765 shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively	437	435
Additional paid-in capital	652,773	650,543
Accumulated deficit	(222,344)	(242,683)
Accumulated other comprehensive loss, net	(4,281)	(4,586)
	426,585	403,709
Total liabilities and stockholders' equity	$1,538,788	$1,543,334

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$468,884	$450,933
Costs and expenses:
Operating salaries and benefits	262,039	252,088
Self-insurance for workers' compensation and general and professional liability insurance	16,815	11,697
Operating administrative costs	13,192	12,944
Other operating costs	94,563	92,179
Center rent expense	18,268	18,534
General and administrative expenses	15,721	16,111
Depreciation and amortization	11,153	9,782
Provision for losses on accounts receivable	6,294	2,877
Interest, net of interest income of $96 and $569, respectively	12,465	13,643
Loss on sale of assets, net	40	-
Total costs and expenses	450,550	429,855

Income before income taxes and discontinued operations	18,334	21,078
Income tax expense	7,517	8,445
Income from continuing operations	10,817	12,633

Discontinued operations:
Loss from discontinued operations, net of related taxes	(714)	(1,141)
Loss on disposal of discontinued operations, net of related taxes	(7)	(1,807)
Loss from discontinued operations, net	(721)	(2,948)

Net income	$10,096	$9,685

Basic income per common and common equivalent share:
Income from continuing operations	$0.25	$0.29
Loss from discontinued operations, net	(0.02)	(0.07)
Net income	$0.23	$0.22

Diluted income per common and common equivalent share:
Income from continuing operations	$0.25	$0.29
Loss from discontinued operations, net	(0.02)	(0.07)
Net Income	$0.23	$0.22

Weighted average number of common and common equivalent shares outstanding:
Basic	43,851	43,188
Diluted	43,960	43,928

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$937,180	$901,302
Costs and expenses:
Operating salaries and benefits	525,023	507,019
Self-insurance for workers' compensation and general and professional liability insurance	31,474	26,471
Operating administrative costs	25,769	24,880
Other operating costs	190,382	185,121
Center rent expense	36,683	36,975
General and administrative expenses	32,471	32,697
Depreciation and amortization	21,876	19,389
Provision for losses on accounts receivable	10,281	6,184
Interest, net of interest income of $203 and $1,114, respectively	25,191	28,074
Loss (gain) on sale of assets, net	41	(76)
Total costs and expenses	899,191	866,734

Income before income taxes and discontinued operations	37,989	34,568
Income tax expense	15,575	13,833
Income from continuing operations	22,414	20,735

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,760)	(604)
Loss on disposal of discontinued operations, net of related taxes	(315)	(1,869)
Loss from discontinued operations, net	(2,075)	(2,473)

Net income	$20,339	$18,262

Basic income per common and common equivalent share:
Income from continuing operations	$0.51	$0.48
Loss from discontinued operations, net	(0.05)	(0.06)
Net income	$0.46	$0.42

Diluted income per common and common equivalent share:
Income from continuing operations	$0.51	$0.47
Loss from discontinued operations, net	(0.05)	(0.06)
Net Income	$0.46	$0.41

Weighted average number of common and common equivalent shares outstanding:
Basic	43,748	43,122
Diluted	43,891	44,034

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$10,096	$9,685
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	11,153	9,883
Amortization of favorable and unfavorable lease intangibles	(474)	(488)
Provision for losses on accounts receivable	6,294	3,210
Loss on sale of assets, including discontinued operations, net	53	1,732
Impairment charge for discontinued operation	-	1,800
Stock-based compensation expense	1,641	1,368
Deferred taxes	6,345	6,442
Other	-	79
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(11,599)	(3,512)
Restricted cash	1,415	3,058
Prepaid expenses and other assets	(392)	(1,905)
Accounts payable	(1,527)	(1,727)
Accrued compensation and benefits	(3,907)	(4,713)
Accrued self-insurance obligations	344	(2,268)
Income taxes payable	-	1,121
Other accrued liabilities	(5,571)	(10,049)
Other long-term liabilities	885	4,266
Net cash provided by operating activities	14,756	17,982

Cash flows from investing activities:
Capital expenditures	(13,137)	(10,223)
Purchase of leased real estate	(3,275)	(727)
Proceeds from sale of assets held for sale	-	180
Acquisitions, net of cash acquired	-	(6)
Insurance proceeds received for damaged property	-	75
Net cash used for investing activities	(16,412)	(10,701)

Cash flows from financing activities:
Borrowings of long-term debt	-	20,290
Principal repayments of long-term debt and capital lease obligations	(2,075)	(22,115)
Distribution to non-controlling interest	(549)	-
Proceeds from issuance of common stock	7	31
Net cash used for financing activities	(2,617)	(1,794)

Net (decrease) increase in cash and cash equivalents	(4,273)	5,487
Cash and cash equivalents at beginning of period	99,945	62,882
Cash and cash equivalents at end of period	$95,672	$68,369

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$20,339	$18,262
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	21,876	19,600
Amortization of favorable and unfavorable lease intangibles	(876)	(991)
Provision for losses on accounts receivable	10,281	6,511
Loss on sale of assets, including discontinued operations, net	575	1,716
Impairment charge for discontinued operation	-	1,800
Stock-based compensation expense	2,909	2,333
Deferred taxes	12,519	8,271
Other	-	79
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(21,667)	(19,552)
Restricted cash	9,521	3,063
Prepaid expenses and other assets	(238)	(5,321)
Accounts payable	(5,063)	(3,130)
Accrued compensation and benefits	366	(3,651)
Accrued self-insurance obligations	1,251	(235)
Income taxes payable	-	1,591
Other accrued liabilities	(825)	(3,617)
Other long-term liabilities	1,181	6,052
Net cash provided by operating activities	52,149	32,781

Cash flows from investing activities:
Capital expenditures	(25,002)	(16,139)
Purchase of leased real estate	(3,275)	(727)
Proceeds from sale of assets held for sale	2,174	3,957
Acquisitions, net of cash acquired	-	(313)
Insurance proceeds received for damaged property	-	75
Net cash used for investing activities	(26,103)	(13,147)

Cash flows from financing activities:
Borrowings of long-term debt	-	20,290
Principal repayments of long-term debt and capital lease obligations	(21,687)	(25,199)
Payment to non-controlling interest	-	(2,035)
Distribution to non-controlling interest	(860)	(223)
Proceeds from issuance of common stock	20	70
Net cash used for financing activities	(22,527)	(7,097)

Net increase in cash and cash equivalents	3,519	12,537
Cash and cash equivalents at beginning of period	92,153	55,832
Cash and cash equivalents at end of period	$95,672	$68,369

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$468,884	$450,933

Net income	$10,096	$9,685

Income from continuing operations	10,817	12,633

Income tax expense	7,517	8,445

Loss on sale of assets, net	40	-

Net segment income	$18,374	$21,078

Interest, net	12,465	13,643

Depreciation and amortization	11,153	9,782

EBITDA	$41,992	$44,503

Center rent expense	18,268	18,534

EBITDAR	$60,260	$63,037

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA and EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$937,180	$901,302

Net income	$20,339	$18,262

Income from continuing operations	22,414	20,735

Income tax expense	15,575	13,833

Loss (gain) on sale of assets, net	41	(76)

Net segment income	$38,030	$34,492

Interest, net	25,191	28,074

Depreciation and amortization	21,876	19,389

EBITDA	$85,097	$81,955

Center rent expense	36,683	36,975

EBITDAR	$121,780	$118,930

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization   EBITDAR is defined as EBITDA before facility rent expense.  EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA and EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$416,622	$26,155	$26,097	$10	$-	$468,884

Affiliated revenue	-	18,360	563	-	(18,923)	-

Total revenue	416,622	44,515	26,660	10	(18,923)	468,884

Net segment income (loss)	$38,816	$3,111	$2,289	$(25,842)	$-	$18,374

Interest, net	3,111	-	(1)	9,355	-	12,465

Depreciation and amortization	10,118	131	232	672	-	11,153

EBITDA	$52,045	$3,242	$2,520	$(15,815)	$-	$41,992

Center rent expense	17,921	114	233	-	-	18,268

EBITDAR	$69,966	$3,356	$2,753	$(15,815)	$-	$60,260

Normalized EBITDA	$56,345	$3,242	$2,520	$(15,815)	$-	$46,292
Normalized EBITDAR	$74,266	$3,356	$2,753	$(15,815)	$-	$64,560

EBITDA margin	12.5%	7.3%	9.5%			9.0%

EBITDAR margin	16.8%	7.5%	10.3%			12.9%

Normalized EBITDA margin	13.5%	7.3%	9.5%			9.9%

Normalized EBITDAR margin	17.8%	7.5%	10.3%			13.8%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$832,025	$51,670	$53,471	$14	$-	$937,180

Affiliated revenue	-	36,576	1,123	-	(37,699)	-

Total revenue	832,025	88,246	54,594	14	(37,699)	937,180

Net segment income (loss)	$80,604	$6,000	$4,310	$(52,884)	$-	$38,030

Interest, net	6,322	(2)	(1)	18,872	-	25,191

Depreciation and amortization	19,846	259	422	1,349	-	21,876

EBITDA	$106,772	$6,257	$4,731	$(32,663)	$-	$85,097

Center rent expense	35,977	229	477	-	-	36,683

EBITDAR	$142,749	$6,486	$5,208	$(32,663)	$-	$121,780

Normalized EBITDA	$111,072	$6,257	$4,731	$(32,663)	$-	$89,397
Normalized EBITDAR	$147,049	$6,486	$5,208	$(32,663)	$-	$126,080

EBITDA margin	12.8%	7.1%	8.7%			9.1%

EBITDAR margin	17.2%	7.3%	9.5%			13.0%

Normalized EBITDA margin	13.3%	7.1%	8.7%			9.5%

Normalized EBITDAR margin	17.7%	7.3%	9.5%			13.5%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

9 of 14

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$399,686	$21,142	$30,096	$9	$-	$450,933

Affiliated revenue	-	14,462	794	-	(15,256)	-

Total revenue	399,686	35,604	30,890	9	(15,256)	450,933

Net segment income (loss)	$43,382	$2,562	$2,456	$(27,322)	$-	$21,078

Interest, net	3,263	-	(8)	10,388	-	13,643

Depreciation and amortization	8,733	132	200	717	-	9,782

EBITDA	$55,378	$2,694	$2,648	$(16,217)	$-	$44,503

Center rent expense	18,195	99	240	-	-	18,534

EBITDAR	$73,573	$2,793	$2,888	$(16,217)	$-	$63,037

Normalized EBITDA	$52,728	$2,694	$2,648	$(16,217)	$-	$41,853
Normalized EBITDAR	$70,923	$2,793	$2,888	$(16,217)	$-	$60,387

EBITDA margin	13.9%	7.6%	8.6%			9.9%

EBITDAR margin	18.4%	7.8%	9.3%			14.0%

Normalized EBITDA margin	13.2%	7.6%	8.6%			9.3%

Normalized EBITDAR margin	17.7%	7.8%	9.3%			13.4%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 14

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$798,666	$42,851	$59,764	$21	$-	$901,302

Affiliated revenue	-	28,752	1,328	-	(30,080)	-

Total revenue	798,666	71,603	61,092	21	(30,080)	901,302

Net segment income (loss)	$81,227	$4,690	$4,388	$(55,813)	$-	$34,492

Interest, net	6,582	(1)	(9)	21,502	-	28,074

Depreciation and amortization	17,332	258	395	1,404	-	19,389

EBITDA	$105,141	$4,947	$4,774	$(32,907)	$-	$81,955

Center rent expense	36,302	185	488	-	-	36,975

EBITDAR	$141,443	$5,132	$5,262	$(32,907)	$-	$118,930

Normalized EBITDA	$103,438	$4,947	$4,774	$(32,385)	$-	$80,774
Normalized EBITDAR	$139,740	$5,132	$5,262	$(32,385)	$-	$117,749

EBITDA margin	13.2%	6.9%	7.8%			9.1%

EBITDAR margin	17.7%	7.2%	8.6%			13.2%

Normalized EBITDA margin	13.0%	6.9%	7.8%			9.0%

Normalized EBITDAR margin	17.5%	7.2%	8.6%			13.1%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

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Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2009		2008		2009		2008
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	$ 416,622		$ 399,686		832,025		798,666
Rehabilitation Therapy Services	26,155		21,142		51,670		42,851
Medical Staffing Services	26,097		30,096		53,471		59,764
Other - non-core businesses	10		9		14		21
Total	$ 468,884		$ 450,933		$ 937,180		$ 901,302

Revenue Mix - Non-affiliated (in thousands)
Medicare	$ 137,863	29%	$ 129,151	29%	279,739	30%	258,308	29%
Medicaid	188,030	40%	179,166	40%	369,480	39%	358,083	40%
Private and Other	112,955	24%	115,167	25%	227,619	24%	231,898	25%
Managed Care / Insurance	25,789	6%	23,720	5%	52,198	6%	45,743	5%
Veterans	4,247	1%	3,729	1%	8,144	1%	7,270	1%
Total	$ 468,884	100%	$ 450,933	100%	$ 937,180	100%	$ 901,302	100%

Inpatient Services Stats

Number of centers:	207		207		207		207
Number of available beds:	22,527		22,529		22,527		22,529
Occupancy %:	87.7%		89.0%		88.2%		89.2%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.6%		16.6%		16.1%		16.6%
Managed care / Ins. - SNF Beds	4.1%		4.1%		4.2%		3.9%
Total SNF skilled mix	19.7%		20.7%		20.3%		20.5%

Medicare	14.2%		15.1%		14.6%		15.1%
Medicaid	60.8%		59.3%		60.3%		59.2%
Private and Other	20.2%		20.9%		20.3%		21.2%
Managed Care / Insurance	3.8%		3.7%		3.8%		3.6%
Veterans	1.0%		1.0%		1.0%		0.9%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.6%		32.7%		33.2%		32.7%
Managed care / Ins. - SNF Beds	6.5%		6.2%		6.6%		6.0%
Total SNF skilled mix	39.1%		38.9%		39.8%		38.7%

Medicare	32.1%		31.6%		32.6%		31.7%
Medicaid	45.1%		44.8%		44.4%		44.8%
Private and Other	15.7%		16.8%		15.8%		16.9%
Managed Care / Insurance	6.1%		5.9%		6.2%		5.7%
Veterans	1.0%		0.9%		1.0%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$ 454.42		$ 415.73		$ 452.39		$ 414.31
Medicare Blended Rate (Part A & B)	$ 494.37		$ 444.96		$ 489.93		$ 443.35
Medicaid	$ 171.77		$ 165.45		$ 170.25		$ 165.25
Private and Other	$ 174.63		$ 170.06		$ 175.46		$ 169.80
Managed Care / Insurance	$ 376.44		$ 348.64		$ 375.17		$ 345.87
Veterans	$ 234.73		$ 213.59		$ 227.45		$ 211.23

Rehab contracts

Affiliated	121		108		121		108
Non-affiliated	326		317		326		317

12 of 14

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2009
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 2nd QUARTER 2009	$468,884	$60,260	$41,992	$18,334	$10,817	$(721)	$10,096
Percent of Revenue		12.9%	9.0%	3.9%	2.3%	-0.2%	2.2%

Normalizing Adjustments:
Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Adjusted As Reported-2nd QUARTER 2009	$468,884	$64,560	$46,292	$22,634	$13,354	$(373)	$12,981
Percent of Revenue		13.8%	9.9%	4.8%	2.8%	-0.1%	2.8%

As Reported					$0.25	$(0.02)	$0.23
Diluted EPS: As Adjusted					$0.30	$(0.01)	$0.30

	AS REPORTED - 2nd QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2008	$450,933	$63,037	$44,503	$21,078	$12,633	$(2,948)	$9,685
Percent of Revenue		14.0%	9.9%	4.7%	2.8%	-0.7%	2.1%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)

Adjusted As Reported-2nd QUARTER 2008	$450,933	$60,387	$41,853	$18,428	$11,043	$(3,170)	$7,873
Percent of Revenue		13.4%	9.3%	4.1%	2.4%	-0.7%	1.7%

As Reported					$0.29	$(0.07)	$0.22
Diluted EPS: As Adjusted					$0.25	$(0.07)	$0.18

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of prior periods' self-insurance costs.

Since normalizing adjustments are not measurements determined  in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

13 of 14

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -SIX MONTHS 2009
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2009	$937,180	$121,780	$85,097	$37,989	$22,414	$(2,075)	$20,339
Percent of Revenue		13.0%	9.1%	4.1%	2.4%	-0.2%	2.2%

Normalizing Adjustments:
Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Adjusted As Reported-Six Months 2009	$937,180	$126,080	$89,397	$42,289	$24,951	$(1,727)	$23,224
Percent of Revenue		13.5%	9.5%	4.5%	2.7%	-0.2%	2.5%

As Reported					$0.51	$(0.05)	$0.46
Diluted EPS: As Adjusted					$0.57	$(0.04)	$0.53

	AS REPORTED - SIX MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2008	$901,302	$118,930	$81,955	$34,568	$20,735	$(2,473)	$18,262
Percent of Revenue		13.2%	9.1%	3.8%	2.3%	-0.3%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported-Six Months 2008	$901,302	$117,749	$80,774	$33,387	$20,026	$(2,695)	$17,331
Percent of Revenue		13.1%	9.0%	3.7%	2.2%	-0.3%	1.9%

As Reported					$0.47	$(0.06)	$0.41
Diluted EPS: As Adjusted					$0.45	$(0.06)	$0.39

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of prior periods' self-insurance costs and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

14 of 14